UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2005

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

128 Sidney Street, Cambridge, MA 02139

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (617) 995-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) and (b): Not applicable.

(c):

On May 9, 2005, ImmunoGen, Inc. (Nasdaq: IMGN) announced the appointment of Mr. Daniel M. Junius to the position of Chief Financial Officer and Senior Vice President, Finance. Mr. Junius, age 52, brings to ImmunoGen over two decades of experience in financial management and business strategy, including nearly ten years as Chief Financial Officer at two NYSE-listed companies. Mr. Junius served as Executive Vice President and Chief Financial Officer of New England Business Service (NEBS) from 1998 until 2004. Prior to NEBS, Mr. Junius was Vice President and Chief Financial Officer at Nashua Corporation, which he joined in 1984 and held financial management positions of increasing responsibility before becoming Chief Financial Officer in 1996. Mr. Junius has entered into no transactions with ImmunoGen of the kind that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Junius’ base salary will initially be at a rate of $300,000 per year. Mr. Junius will be awarded a grant of 200,000 stock options which will vest at a rate of 25 percent per year for four years beginning on the first anniversary of his effective date of employment with ImmunoGen. The per share exercise price for these options will be the closing sale price of the Company’s common stock on the effective date of employment. Mr. Junius will also be eligible for an annual cash bonus of up to 35% of his annual salary. Additionally, Mr. Junius is entitled to receive severance payments in an amount equal to twelve (12) months of his annual base salary in effect immediately prior to termination, in the event that his employment is terminated by the Company without cause.

In light of Mr. Junius’ appointment to serve as the Company’s Chief Financial Officer and Senior Vice President, Finance, Ms. Karleen M. Oberton, the Company’s Senior Corporate Controller, will no longer serve in the position of Principal Financial Officer.  She will continue to serve as the Company’s Principal Accounting Officer.

(d) Not applicable.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

                                                                                                    Exhibit No.                                                  Exhibit

99.1                                                                    Press Release of ImmunoGen, Inc. dated May 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: May 9, 2005	/s/ Karleen M. Oberton

Karleen M. Oberton
Senior Corporate Controller
(Principal Accounting Officer)